INTERCREDITOR
                           AND SUBORDINATION AGREEMENT

                  This INTERCREDITOR AND SUBORDINATION AGREEMENT is dated as of March 16, 2001 by and among U.S. Bank Trust National Association, as collateral agent and not in its individual capacity (the "AGENT") under those certain Pledge Agreements dated as of March 16, 2001 (the "NEW PLEDGE AGREEMENTS") between Delta Funding Corporation or DF Special Holdings Corporation in favor of the Agent, DELTA FUNDING CORPORATION, a New York corporation (together with its successors and assigns, "DELTA FUNDING"), DF SPECIAL HOLDINGS CORPORATION, a Delaware corporation (together with its successors and assigns, "DF SPECIAL HOLDINGS", and together with Delta Funding, "DELTA"), GOLDMAN SACHS MORTGAGE COMPANY, a New York limited partnership (together with its successors and assigns, "GOLDMAN SACHS") and GREENWICH CAPITAL FINANCIAL PRODUCTS, INC., a Delaware corporation (together with its successors and assigns, "GREENWICH," and together with Goldman Sachs, the "SENIOR LENDERS").

                                   WITNESSETH:

                  WHEREAS, Delta has requested that Senior Lenders make advances of cash to Delta pursuant to that certain Master Loan and Security Agreement, dated as of September 30, 1999, between Delta and Greenwich, as amended, and including Goldman Sachs, pursuant to that certain Amendment Number Nine, dated as of the date hereof (as may be further amended, modified or restated from time to time, the "SENIOR AGREEMENT") secured by, among other certificates, the Pledged Residuals;

                  WHEREAS, as a condition to making any such advances pursuant to the Senior Agreement, Senior Lenders require that Delta grant to them a first priority security interest in the Pledged Residuals in order to secure certain obligations of Delta owing to Goldman Sachs or Greenwich pursuant to the Senior Agreement;

                  WHEREAS, the Pledged Residuals are currently on deposit in Delta Funding Residual Holding Trust 2000-1 or Delta Funding Residual Holding Trust 2000-2 (the "Residual Collateral Trusts") and pursuant to certain Pledge Agreements dated as of December 21, 2000 the Agent (in its capacity as collateral agent thereunder) holds a perfected security interest in the Owner Trust Certificates evidencing beneficial ownership interests in the Residual Collateral Trusts;

                  WHEREAS, in order to induce Goldman Sachs and Greenwich to make the Advances pursuant to the Senior Agreement (i) the Beneficial Holders are executing a consent statement pursuant to which the Beneficial Holders are consenting to the release of the Pledged Residuals from the Residual Collateral Trusts and (ii) the Agent pursuant to written instructions received by it from the Beneficial Holders is executing a Third Supplemental Indenture dated as of the date of the New Pledge Agreements which permits the grant to Senior Lenders of a senior lien thereon and to the Agent of a junior and subordinated lien thereon;

                  WHEREAS pursuant to the New Pledge Agreements, Delta Funding and DF Special Holdings are granting to the Agent a pledge of and security interest in the Pledged Residuals; and

                  WHEREAS, Goldman Sachs, Greenwich, Delta and Agent desire to agree upon and set forth their rights to payment from Delta with respect to the Pledged Residuals and the priority of their respective security interests in and/or liens upon the Pledged Residuals, and all proceeds thereof;

                  NOW, THEREFORE, in consideration of the premises and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Goldman Sachs, Greenwich, Delta and Agent hereby agree as follows:

                  1. DEFINITIONS.

                  (a) Unless otherwise defined herein, terms defined in the Senior Agreement and used herein shall have the meanings given to them in the Senior Agreement.

                  (b) The following terms  shall  have  the  following meanings:

                  "1996-2 RESIDUAL": Delta Funding Home Equity Loan Trust 1996-2, Home Equity Loan Pass-Through Certificates, Series 1996-2, Class R, representing percentage ownership of 99.999999% in such class.

                  "AGREEMENT": This Intercreditor and Subordination Agreement, as the same may be amended, modified or otherwise supplemented from time to time.

                  "BENEFICIAL HOLDERS": The beneficial holders of a majority in principal amount of the Notes.

                  "NOTES": Approximately $150,000,000 in principal amount of 9 1/2% Senior Secured Notes due 2004 issued by Delta Financial Corporation.

                  "PLEDGED RESIDUALS": The  residual  receivables  set  forth on
Schedule I hereto.

                  "SENIOR OBLIGATIONS": The obligation of Delta or its affiliates to make payments to Greenwich or Goldman Sachs pursuant to the terms of the Senior Agreement.

                  "SUBORDINATED RIGHTS": All rights of the Agent with respect to the Pledged Residuals or any proceeds, payments or related distributions or rights therefrom or thereunder.

                  (c) The words "hereof", "herein" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and section and paragraph references are to this Agreement unless otherwise specified.

                  (d) The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms.

                  2. SUBORDINATION.

                  (a) Each of Agent and Delta agrees, for itself and each future holder of the Subordinated Rights, that the Subordinated Rights are expressly "subordinate and junior in right of payment" (as that phrase is defined in paragraph 2(b)) to all Senior Obligations.

                  (b) "Subordinate and junior in right of payment" means that:

                  (1) no part of the Subordinated Rights shall have any claim to any Pledged Residual on a parity with or prior to the claim of any Senior Obligation which is secured by such Pledged Residual;

                  (2) unless and until the Senior Obligations have been paid in full, without the express prior written consent of Senior Lenders, Delta shall not be permitted to make and Agent shall not be entitled to receive any distribution in respect of the Pledged Residuals;

                  (c) The expressions "prior to payment in full," "payment in full," "paid in full" and any other similar terms or phrases when used herein with respect to the Senior Obligations shall mean the payment in full, in immediately available funds, of all of the Senior Obligations then due or which may become due at any future time.

                  (d) Agent hereby agrees that, prior to the payment in full of the Senior Obligations secured by any Pledged Residual or Pledged Residuals, the security interest of Senior Lenders in such Pledged Residual or Pledged Residuals shall have priority over any security interest Agent may now have or hereafter acquire in such Pledged Residual or Pledged Residuals and that Agent's security interest in all respects shall be, and is, subject and subordinate in all respects to Senior Lenders' security interest, whether or not Senior Lenders' security interest is perfected or has priority by law.

                  3. ADDITIONAL PROVISIONS CONCERNING SUBORDINATION.

                  (a) Agent and Delta agree that all Senior Obligations shall be paid in full before any payment or distribution is made with respect to the Subordinated Rights, and no default shall exist under the New Pledge Agreements in respect of any Subordinated Rights by virtue of the application of the provisions of this Agreement to the Subordinated Rights.

                  (b) Agent and Delta agree that any payment or distribution of assets in respect of the Pledged Residuals, to which Agent would be entitled except for the provisions hereof, shall be paid or delivered by Delta, or any receiver, trustee in bankruptcy, liquidating trustee, disbursing agent or other Person making such payment or distribution, directly to Senior Lenders to the extent necessary to pay in full all Senior Obligations, before any payment or distribution shall be made to Agent.

                  (c) If any payment or distribution, whether consisting of money, property or securities, be collected or received by the Agent from the Pledged Residuals without the prior written consent of Senior Lenders, Agent forthwith shall deliver the same to Senior Lenders in the form received, duly endorsed to Senior Lenders, if required, to be applied to the payment or prepayment of the related Senior Obligations until such Senior Obligations are paid in full. Until so delivered, such payment or distribution shall be held in trust by Agent as the property of Senior Lenders, segregated from other funds and property held by Agent.

                  4. RIGHTS IN PLEDGED RESIDUALS.

                  (a) Notwithstanding anything to the contrary contained in the Senior Agreement or the New Pledge Agreements and irrespective of:

                  (1) the time, order or method of attachment or perfection of the security interests created by the Senior Agreement or the New Pledge Agreements,

                  (2) the time or order of filing or recording of financing statements or other documents filed or recorded to perfect security interests in the Pledged Residuals,

                  (3) anything contained in any filing or agreement to which Senior Lenders or Agent now or hereafter may be a party, and

                  (4) the rules for determining priority under the Uniform Commercial Code or any other law governing the relative priorities of secured creditors,

any security interest in the Pledged Residuals pursuant to the Senior Agreement has and shall have priority, to the extent of any unpaid Senior Obligations, over any security interest in such Pledged Residuals pursuant to the New Pledge Agreements.

                  (b) So long as the Senior Obligations have not been paid in full and the Senior Agreement remains in effect,

                  (1) Agent will not (A) exercise or seek to exercise any rights or exercise any remedies with respect to any Pledged Residual or Pledged Residuals which secure such Senior Obligation or (B) institute any action or proceeding with respect to such rights or remedies, including without limitation, any action of foreclosure or (C) contest, protest or object to any foreclosure proceeding or action brought by Senior Lenders or any other exercise by Senior Lenders of any rights and remedies under the Senior Agreement or (D) otherwise take action against the Pledged Residuals which secure such Senior Obligations which would interfere with the quiet enjoyment of the Pledged Residuals by the Senior Lenders, or delay or otherwise impede the ability of Senior Lenders to collect or foreclose on the Pledged Residuals which secure such Senior Obligations;

                  (2) Senior Lenders shall have the exclusive right to enforce rights and exercise remedies with respect to the Pledged Residuals which secure such Senior Obligations.

                  (c) In exercising rights and remedies with respect to the Pledged Residuals, Senior Lenders may enforce the provisions of the Senior Agreement and exercise remedies thereunder, all in such order and in such manner as they may determine in the exercise of their sole business judgment. Such exercise and enforcement shall include, without limitation, the rights to sell or otherwise dispose of Pledged Residuals, to incur expenses in connection with such sale or disposition and to exercise all the rights and remedies of a secured lender under the Uniform Commercial Code of any applicable jurisdiction. Senior Lenders shall give prior written notice to the Agent in connection with any such sale or disposition of the Pledged Residuals by Senior Lenders and shall provide ten (10) business days for the Agent to purchase the Pledged Residuals for a purchase price equal to the then outstanding Senior Obligations, such purchase to be effected not later than ten (10) business days following delivery of such written notice. The Agent shall have no obligation to purchase Pledged Residuals under this Section 4(c) unless it (i) shall receive written instructions from the Beneficial Holders to make such purchase, (ii) shall have in its possession as Agent or shall receive from the party or parties requesting the purchase of Pledged Residuals, sufficient funds to pay the purchase price for such Pledged Residuals and (iii) shall receive an indemnification from the Beneficial Holders in form and substance satisfactory to the Agent against any and all liabilities arising from such purchase.

                  All amounts paid by the Agent in connection with the purchase of Pledged Residuals under this Section 4(c) shall be deemed an expense under
Section 10 of the New Pledge Agreements. Pledged Residuals purchased by the Agent under this Section 4(c), and all cash proceeds received by the Agent in respect of any sale of, collection from, or other realization upon, all or any part of such Pledged Residuals, shall be held by the Agent subject to Section 8 of the New Pledge Agreements and shall be applied to the Obligations (as defined in the New Pledge Agreements) of DF Special Holdings and Delta Funding in accordance therewith.

                  (d) Subject to paragraphs (f) and (g) of this Section 4, when all Senior Obligations which are secured by any Pledged Residual or Pledged Residuals have been paid in full and the Senior Agreement no longer is in effect, then Senior Lenders shall release any liens in and shall deliver the Pledged Residuals to the Agent, to be held by the Agent pursuant to the New Pledge Agreements, and shall execute any and all documents and instruments which may be necessary to accomplish the purposes of this paragraph, including, without limitation, any financing termination statements, endorsements, assignments or other instruments of transfer or release, and Agent shall have the right to enforce the provisions of the New Pledge Agreements relating to the Pledged Residuals and exercise remedies thereunder.

                  (e) Any money, property or securities realized upon the sale, disposition or other realization by Senior Lenders upon all or any part of the Pledged Residuals, shall be applied by Senior Lenders in the following order:

                  (1) First, to the payment in full of all reasonable costs and expenses (including, without limitation, attorneys' fees and disbursements) reasonably paid or incurred by Senior Lenders in connection with such realization on the Pledged Residuals or the protection of their rights and interests therein;

                  (2) Second, to the payment in full of all related Senior Obligations in such order as Senior Lenders may elect in its sole discretion;

                  (3) Third, to the Agent to payment in full of all obligations secured by such Pledged Residuals under the New Pledge Agreements; and

                  (4) Fourth, to pay to Delta, or its representative or as a court of competent jurisdiction may direct, any surplus then remaining.

                  (f) Senior Lenders' rights with respect to the Pledged Residuals include the right to release any or all of the Pledged Residuals relating to the 1996-2 Residual only from the lien of the Senior Agreement or the New Pledge Agreements in connection with the sale of such Pledged Residuals, notwithstanding that the net proceeds of any such sale may not be used to permanently prepay any Senior Obligations or Subordinated Rights. If Senior
Lenders shall determine, in connection with any sale of Pledged Residuals relating to the 1996-2 Residual only (including the sale by Delta of the Pledged Residuals relating to the 1996-2 Residual only to the Senior Lenders pursuant to a forward agreement, purchase agreement or similar agreement), that the release of the lien of the New Pledge Agreements on such Pledged Residuals relating to the 1996-2 Residual only in connection with such sale is necessary or advisable, Agent shall execute such release documents and instruments and shall at the cost and expense of Delta take such further actions as Senior Lenders shall reasonably request. Agent hereby irrevocably constitutes and appoints Senior Lenders and any officer or agent of Senior Lenders, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of Agent and in the name of Agent or in Senior Lenders' own name, from time to time in Senior Lenders' discretion, for the purpose of carrying out the terms of this paragraph, to take any and all appropriate action and to execute any and all documents and instruments which may be necessary to accomplish the purposes of this paragraph, including, without limitation, any financing statements, endorsements, assignments or other instruments of transfer or release. Agent hereby ratifies all that said attorneys shall lawfully do or cause to be done pursuant to the power of attorney granted in this paragraph.

                  (g) The Agent hereby releases, without the requirement of any further action, any and all right, title and interest it may have in and to the Pledged Residuals relating to the 1996-2 Residual only, effective, however, only upon the sale or other disposition of the Pledged Residuals relating to the 1996-2 Residual only by Delta to either Senior Lender or both Senior Lenders (or any of their affiliates) pursuant to any forward agreement, purchase agreement or similar agreement.

                  5. CONSENT OF AGENT. Agent consents that, without the necessity of any reservation of rights against Agent, and without notice to or further assent by Agent:

                  (1) any demand for payment of any Senior Obligations made by Senior Lenders may be rescinded in whole or in part by Senior Lenders, and any Senior Obligation may be continued, and the Senior Obligations, or the liability of Delta or any guarantor or any other party upon or for any part thereof, or any collateral security or guarantee therefor or right of offset with respect thereto, or any obligation or liability of Delta or any other party under the Senior Agreement or any other agreement, may, from time to time, in whole or in part, be renewed, extended, modified, accelerated, compromised, waived, surrendered, or released by Senior Lenders; and

                  (2) the Senior Agreement and any other Senior Agreement may be amended, modified, supplemented or terminated, in whole or in part, as Senior Lenders may deem advisable from time to time, and any collateral security at any time held by either Senior Lender for the payment of any of the Senior Obligations may be sold, exchanged, waived, surrendered or released, in each case all without notice to or further assent by Agent, which will remain bound under this Agreement, and all without impairing, abridging, releasing or affecting the subordination provided for herein.

                  (b) Agent waives any and all notice of the creation, renewal, modification, amendment or accrual of any of the Senior Obligations and notice of or proof of reliance by Senior Lenders upon this Agreement. All dealings between Delta and Senior Lenders in respect of the Pledged Residuals shall be deemed to have been consummated in reliance upon this Agreement. Agent acknowledges and agrees that Senior Lenders have relied upon the subordination provided for herein in making advances to Delta secured by the Pledged Residuals. Agent waives notice of or proof of reliance on this Agreement and protest, demand for payment and notice of default.

                  6. NEGATIVE COVENANTS OF AGENT. So long as any of the Senior Obligations shall remain outstanding, Agent shall not, without the prior written consent of Senior Lenders:

                  (a) sell, assign, or otherwise transfer, in whole or in part, the Subordinated Rights or any interest therein to any other Person (a
"TRANSFEREE") or create, any security interest, lien, charge or other encumbrance whatsoever upon the Subordinated Rights in favor of any Transferee unless (1) such action is made expressly subject to this Agreement and (2) the Transferee expressly acknowledges to Senior Lenders, by a writing in form and substance satisfactory to Senior Lenders, the subordination provided for herein and agrees to be bound by all of the terms hereof, or

                  (b) permit the New Pledge Agreements to be amended, modified or otherwise supplemented.

                  7. SENIOR OBLIGATIONS UNCONDITIONAL. All rights and interests of Senior Lenders hereunder, and all agreements and obligations of Agent and Delta hereunder, shall remain in full force and effect irrespective of:

                  (a) any lack of validity or enforceability of the Senior Agreement;

                  (b) any change in the time, manner or place of payment of, or in any other term of, all or any of the Senior Obligations, or any amendment or waiver or other modification, whether by course of conduct or otherwise, of the terms of the Senior Agreement;

                  (c) any exchange, release or nonperfection of any security interest in any Pledged Residuals, or any release, amendment, waiver or other modification, whether in writing or by course of conduct or otherwise, of all or any of the Senior Obligations or any guarantee thereof; or

                  (d) any other circumstances which otherwise might constitute a defense available to, or a discharge of, Delta in respect of the Senior Obligations, or of either Agent or Delta in respect of this Agreement.

                  8. REPRESENTATIONS AND WARRANTIES. Agent represents and warrants to Senior Lenders that:

                  (a) Agent has capacity and the legal right to execute and deliver and to perform its obligations under this Agreement and has taken all necessary action to authorize its execution, delivery and performance of this Agreement.

                  (b) This Agreement constitutes a legal, valid and binding obligation of Agent, as collateral agent under the New Pledge Agreements.

                  (c) The Agent is the collateral agent under the New Pledge Agreements and is executing the New Pledge Agreements and this Agreement pursuant to a written consent and direction executed by the Beneficial Holders.

                  9. NO REPRESENTATION BY SENIOR LENDERS. Senior Lenders have not made, and do not hereby or otherwise make to Agent, any representations or warranties, express or implied, nor do Senior Lenders assume any liability to Agent with respect to: (a) the financial or other condition of obligors under any instruments with respect to the Senior Obligations, (b) the enforceability, validity, value or collectibility of the Senior Obligations or the Subordinated Rights, any collateral therefor, or any guarantee or security which may have been granted in connection with any of the Senior Obligations or the Subordinated Rights or (c) Delta's title or right to transfer the Pledged Residuals.

                  10. NO REPRESENTATION BY AGENT: Agent has not made, and does not hereby or otherwise make to Senior Lenders, any representations or warranties, express or implied, nor does Agent assume any liability to Senior Lenders with respect to: (a) the financial or other condition of obligors under any instruments with respect to the Subordinated Rights, (b) the enforceability, validity, value or collectibility of the Senior Obligations or the Subordinated Rights, any collateral therefor, or any guarantee or security which may have been granted in connection with any of the Senior Obligations or the Subordinated Rights or (c) Delta's title or right to transfer the Pledged Residuals.

                  11. WAIVER OF CLAIMS. To the maximum extent permitted by law, Agent waives any claim it might have against Senior Lenders with respect to, or arising out of, any action or failure to act or any error of judgment, negligence, or mistake or oversight whatsoever on the part of Senior Lenders or their respective directors, officers, employees or agents with respect to any exercise of rights or remedies under the Senior Agreement or any transaction relating to the Pledged Residuals. Neither Senior Lenders nor any of their respective directors, officers, employees or agents shall be liable for failure to demand, collect or realize upon any of the Pledged Residuals or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Pledged Residuals upon the request of Delta or Agent or any other Person or to take any other action whatsoever with regard to the Pledged Residuals or any part thereof.

                  12. FURTHER ASSURANCES. Agent and Delta, at Delta's expense and at any time from time to time, upon the written request of Senior Lenders, will promptly and duly execute and deliver such further instruments and documents and take such further actions as Senior Lenders reasonably may request for the purposes of obtaining or preserving the full benefits of this Agreement and of the rights and powers herein granted.

                  13. EXPENSES.

                  (a) Delta will pay or reimburse Senior Lenders, upon demand, for all its costs and expenses in connection with the preparation of, and the enforcement or preservation of any rights under, this Agreement, including, without limitation, fees and disbursements of counsel to Senior Lenders.

                  (b) Delta will pay or reimburse Agent, upon demand, for all its costs and expenses in connection with the preparation of, and the enforcement or preservation of any rights under, this Agreement, including, without limitation, fees and disbursements of counsel to Agent.

                  (c) Delta  will   pay,  indemnify,  and  hold  Senior  Lenders
harmless from and against any and all other liabilities, obligations, losses, damages, penalties, actions (whether sounding in contract, tort or on any other ground), judgments, suits, reasonable costs, expenses or disbursements of any kind or nature whatsoever with respect to the execution, delivery, enforcement, performance and administration of, or in any other way arising out of or relating to this Agreement or any action taken or omitted to be taken by Senior Lenders with respect to any of the foregoing.

                  (d) Delta  will pay,  indemnify, and hold Agent harmless  from and against any and all other liabilities, obligations, losses, damages, penalties, actions (whether sounding in contract, tort or on any other ground), judgments, suits, reasonable costs, expenses or disbursements of any kind or nature whatsoever with respect to the execution, delivery, enforcement, performance and administration of, or in any other way arising out of or relating to this Agreement or any action taken or omitted to be taken by Agent with respect to any of the foregoing.

                  14. PROVISIONS DEFINE RELATIVE RIGHTS. This Agreement is intended solely for the purpose of defining the relative rights of Senior Lenders on the one hand and Agent on the other, and no other Person shall have any right, benefit or other interest under this Agreement.

                  15. POWERS COUPLED WITH AN INTEREST. All powers, authorizations and agencies contained in this Agreement are coupled with an interest and are irrevocable until the Senior Obligations are paid in full.

                  16. NOTICES. All notices, requests and demands to or upon Senior Lenders or Delta or Agent to be effective shall be in writing (or by fax or similar electronic transfer confirmed in writing) and shall be deemed to have been duly given or made (1) when delivered by hand or (2) if given by mail, when deposited in the mails by certified mail, return receipt requested, or (3) if by fax or similar electronic transfer, when sent and receipt has been confirmed, addressed as follows:

       If to Greenwich:       600 Steamboat Road
                              Greenwich, Connecticut  06830
                              Attention: General Counsel
                              Telecopier No.: (203) 618-2132
                              Telephone:  (203) 625-6072

       If to Goldman Sachs:   85 Broad Street
                              New York, New York 10004
                              Attention:  Sarah Gurley
                              Telecopier No.: (212) 902-1691
                              Telephone:  (212) 902-1020

                              and

                              85 Broad Street
                              New York, New York 10004
                              Attention: Sibyl Peyer
                              Telecopier No.: (212) 428-1899
                              Telephone: (212) 902-8191

       If to Delta:           1000 Woodbury Road, Suite 200
                              Woodbury, New York 11797
                              Attention: Richard Blass
                              Telecopier No.: (516) 812-8206
                              Telephone No.: (516) 364-9450

                              with a copy to:

                              Anna T. Pinedo, Esq.
                              Stroock & Stroock & Lavan LLP
                              180 Maiden Lane
                              New York, NY  10038
                              Telecopier:  (212) 806-6006
                              Telephone:  (212) 806-5400

       If to Agent:           U.S. Bank Trust National Association, as agent
                              100 Wall Street
                              16th Floor
                              New York, NY  10005
                              Attn:  Ms. Amy S. Roberts
                                     Vice President
                              Telecopier:  (212) 809-5459
                              Telephone:  (212) 361-2893

                              with a copy to:

                              Richard Hiersteiner, Esq.
                              Palmer & Dodge LLP
                              One Beacon Street
                              Boston, MA 02108
                              Telecopier:  (617) 227-4420
                              Telephone:  (617) 573-0100

Senior Lenders, Delta and Agent may change their addresses and transmission numbers for notices by notice in the manner provided in this Section.

                  17. COUNTERPARTS. This Agreement may be executed by one or more of the parties on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

                  18. SEVERABILITY. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

                  19. INTEGRATION. This Agreement represents the agreement of Senior Lenders and Agent with respect to the subject matter hereof and there are no promises or representations by Senior Lenders or Agent relative to the subject matter hereof not reflected herein.

                  20. AMENDMENTS IN WRITING; NO WAIVER: CUMULATIVE REMEDIES.

                  (a) None of the terms or provisions of this Agreement may be waived, amended, supplemented or otherwise modified except by a written instrument executed by Senior Lenders, Delta and Agent; PROVIDED, that any provision of this Agreement may be waived by Senior Lenders in a letter or agreement executed by Senior Lenders.

                  (b) No failure to exercise, nor any delay in exercising, on the part of Senior Lenders, any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

                  (c) The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any other rights or remedies provided by law.

                  21. SECTION HEADINGS. The section headings used in this Agreement are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

                  22. SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon the successors and assigns of Delta and Agent and shall inure to the benefit of Senior Lenders and their successors and assigns.

                  23. GOVERNING LAW. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK (INCLUDING SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW) WITHOUT REGARD TO ANY CONFLICTS OF LAW PROVISIONS (OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW) AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, EXCEPT TO THE EXTENT PREEMPTED BY FEDERAL LAW.

                  24. TERM. This Agreement shall remain in full force and effect until all of the Senior Obligations shall have been paid in full in cash and the Senior Agreement has been terminated. This Agreement shall continue to be effective or be automatically reinstated, as the case may be, if at any time any payment, or any part thereof, of any of the Senior Obligations is rescinded or must otherwise be restored or returned by any Senior Lender for any reason whatsoever, whether upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of Delta or otherwise, all as though such payment had not been made. Section 4(d) shall survive and remain in full force and effect notwithstanding any termination of the Senior Agreement or of this Agreement.

                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered as of the day and year first above written.

                                DELTA FUNDING CORPORATION

                                By: /S/ MARC E. MILLER
                                --------------------------------
                                  Name: Marc E. Miller
                                  Title: Senior Vice President


                                DF SPECIAL HOLDINGS CORPORATION

                                By: /S/ MARC E. MILLER
                                --------------------------------
                                  Name: Marc E. Miller
                                  Title: Vice President


                                GOLDMAN SACHS MORTGAGE
                                COMPANY

                                By: /S/ JONATHAN SOBEL
                                --------------------------------
                                  Name: Jonathan Sobel
                                  Title:


                                GREENWICH CAPITAL FINANCIAL PRODUCTS, INC.

                                By: /S/ ANTHONY PARMISANO
                                --------------------------------
                                  Name: Anthony Parmisano
                                  Title: Vice President

                                U.S. BANK TRUST NATIONAL ASSOCIATION, as Agent

                                By: /S/ PATTY J. KAPSCH
                                --------------------------------
                                  Name: Patty J. Kapsch
                                  Title: Trust Officer


                                                SCHEDULE I

                                             PLEDGED RESIDUALS
                                             -----------------


               ISSUER                    SERIES           CLASS        PERCENTAGE INTEREST
               ------                    ------           -----        -------------------

    Delta Funding Home Equity
    Loan Trust 1996-2, Home              1996-2             R               99.999999%
    Equity Loan Pass-Through
    Certificates

    Delta Funding Home Equity
    Loan Trust 1999-3, Home              1999-3            BIO                 100%
    Equity Loan Asset-Backed
    Certificates

    Delta Funding Home Equity
    Loan Trust 1999-3, Home              1999-3            R-1              99.999999%
    Equity Loan Asset-Backed
    Certificates

    Delta Funding Home Equity
    Loan Trust 1999-3, Home              1999-3            R-2              99.999999%
    Equity Loan Asset-Backed
    Certificates

    Delta Funding Home Equity
    Loan Trust 1999-3, Home              1999-3            R-3              99.999999%
    Equity Loan Asset-Backed
    Certificates